UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 18, 2010

Wal-Mart Stores, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06991	71-0415188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Wal-Mart Stores, Inc. is furnishing this Current Report on Form 8-K in order to furnish to the Securities and Exchange Commission a press release (the “Press Release”) that we will issue on May 18, 2010. The Press Release discloses information regarding our results of operations for the three months ended April 30, 2010 and our financial condition as of April 30, 2010.

The Press Release provides information regarding certain financial measures that may be considered non-GAAP financial measures (each, a “Non-GAAP Measure”) under the rules of the Securities and Exchange Commission. Certain of those Non-GAAP Measures include:

•

Financial measures that are presented on a constant currency basis (“Constant Currency Measures”). Constant Currency Measures are calculated by translating the results of our International operating segment (“International”) for a fiscal period in the local currencies in which International operates into U.S. dollars using the currency exchange rates for the prior comparable period.

•

Our total U.S. comparable store sales and Sam’s Club’s comparable club sales for the thirteen-week periods ended April 30, 2010 and May 1, 2009 that are calculated excluding the fuel sales of our Sam’s Club operating segment for such periods.

The Press Release provides information that reconciles each of these Non-GAAP Measures to the most directly comparable GAAP Measures.

Our management believes that presentation of the Non-GAAP Measures discussed above provides useful information to investors regarding our financial condition and results of operations as to the periods for which they are presented for the following reasons:

•

We are required to translate International’s operating results as stated in local currencies into U.S. dollars to report our results of operations in accordance with generally accepted accounting principles. Period over period comparisons of our operating results can be affected by the differences between currency exchange rates in the prior fiscal period to which the comparison is made and the currency exchange rates in the current fiscal period as reflected in our operating results reported in U.S. dollars, making an investor’s assessment of the underlying performance of International and its effect on total company underlying performance for the current fiscal period more difficult. The presentation of the Constant Currency Measures permits investors to understand important aspects of International’s underlying performance in the current fiscal period without the effect of any period to period fluctuations in applicable currency exchange rates and how that performance would have affected our results of operations in the current fiscal period and in period over period comparisons had currency exchange rates remained constant since the comparable prior year period.

•

Our total U.S. comparable store sales and comparable club sales excluding the fuel sales of our Sam’s Club operating segment permits investors to understand the effect of such fuel sales on our comparable club sales for the periods presented.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1—A copy of the Press Release being furnished pursuant to the foregoing Item 2.02 is included herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2010
WAL-MART STORES, INC.

	By:	/s/ Charles M. Holley, Jr.
		Name:	Charles M. Holley, Jr.
		Title:	Executive Vice President, Finance and Treasurer